SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 25, 2003


                             ARTHROCARE CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-027422                 94-3180312
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(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


                               680 Vaqueros Avenue
                           Sunnyvale, California 94085
                           ---------------------------
          (Address of principal executive offices, including zip code)


                                 (408) 736-0224
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              (Registrant's telephone number, including area code)

                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)     Exhibits.

                     The following exhibits are filed with this Form 8-K:

99.1       Press Release dated April 25, 2003.

Item 9: Regulation FD Disclosure (Information provided under Item 12- Disclosure of Results of Operations and Financial Condition).


     Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.


     On April 25, 2003, we issued a press release, which summarized the company's stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:      April 25, 2003          By:  /s/ Michael A. Baker
                                      -----------------------------------------
                                        Michael A. Baker
                                        President and Chief Executive Officer



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                                  Exhibit Index


Exhibit 99.1         Press Release dated April 25, 2003.